                                                        Exhibit Index on Page 14



     As filed with the Securities and Exchange Commission on August 12, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          JUNE 2, 1998
                                                --------------------------------

Commission File Number:    1-11954
                       ---------------------------------------------------------

                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



MARYLAND                                                        22-1657560
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                  07663
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)



                                 (201)587-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1-4.        NOT APPLICABLE

ITEM 5. On June 2, 1998 Vornado Realty Trust ("Vornado") entered into a proposed Settlement Agreement relating to a purported class action brought by certain limited partners of Mendik Real Estate Limited Partnership ("Mendik RELP"), a publicly traded limited partnership.

         Under the terms of the Settlement Agreement, Vornado will purchase from the Mendik RELP (i) the Saxon Woods Corporate Center located in Harrison, New York, (ii) a 60% interest in an office building located at Two Park Avenue, in Manhattan (Vornado already owns the other 40%) and (iii) an office building located at 330 West 34th Street, also in Manhattan (collectively, the "Mendik RELP Properties"). The aggregate purchase price is approximately $104 million, including assumed debt of $39 million on the Two Park Avenue property.

         The settlement, which is expected to be consummated in the third quarter, is subject to the final negotiation and execution of a definitive purchase and sale agreement and court approval; accordingly, there can be no assurance that these transactions will be completed.

         These transactions will be consummated through subsidiaries of Vornado Realty L.P., a limited partnership of which Vornado owns a 92% limited partnership interest at June 30, 1998 and is the sole general partner.

ITEM 6.  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Consolidated Financial Statements for Mendik Real Estate Limited Partnership for the Year Ended December 31, 1997 and the Quarters Ended March 31, 1998 and 1997 are incorporated herein by reference.

  There are filed herewith:

     The Condensed Consolidated Pro Forma Balance Sheet of Vornado as of March 31, 1998 and the Condensed Consolidated Pro Forma Income Statement of Vornado for the three months ended March 31, 1998 and the year ended December 31, 1997 commencing on page 5, prepared to give pro forma effect to the proposed acquisition of the Mendik RELP Properties and the previously reported acquisitions and investments reflected in the Form 8/K-A filed with the Securities and Exchange Commission on July 15, 1998 for the proposed acquisition of 888 Seventh Avenue, completed acquisitions of 770 Broadway and the additional interest in 570 Lexington Avenue and those previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles
     E. Smith Commercial Realty L.P., 40% investment in the Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East

     58th Street and the Merchandise Mart Group of Properties), and the financings attributable thereto.

                                                                               PAGE
                                                                             REFERENCE
                                                                             ---------
         Pro Forma financial information:

                  Condensed Consolidated Pro Forma Balance Sheet at
                  March 31, 1998..............................................   5

                  Condensed Consolidated Pro Forma Income Statement
                  for the Three Months Ended March 31, 1998...................   6

                  Condensed Consolidated Pro Forma Income Statement for
                  the Year Ended December 31, 1997............................   8

                  Notes to Condensed Consolidated Pro Forma Financial
                  Statements..................................................  10

      EXHIBIT NO.                      EXHIBIT
      -----------                      -------


         10 Item 14 of Form 10-K of Mendik Real Estate Limited Partnership for the year ended December 31, 1997

         10.1 Item 1 of Form 10-Q of Mendik Real Estate Limited Partnership for the three months ended March 31, 1998

         23       Consent of KPMG Peat Marwick LLP


ITEMS 8-9.        NOT APPLICABLE.

PRO FORMA FINANCIAL INFORMATION:

         The unaudited condensed consolidated pro forma financial information attached presents: (A) the Condensed Consolidated Pro Forma Income Statements of Vornado Realty Trust ("Vornado") for the year ended December 31, 1997 and for the three months ended March 31, 1998, as if the following had occurred on January 1, 1997 (i) the proposed acquisitions of the Mendik RELP Properties with the financings attributable thereto and (ii) the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the proposed acquisition of 888 Seventh Avenue, the completed acquisition of 770 Broadway and the additional interest in 570 Lexington Avenue and previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto and (B) the Condensed Consolidated Pro Forma Balance Sheet of Vornado as of March 31, 1998, as if the above acquisitions had occurred on March 31, 1998.

         The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what Vornado's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Vornado's results of operations or financial position for any future period.

         The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Vornado's Annual Report on Form 10-K for the year ended December 31, 1997, the Consolidated Financial Statements and notes thereto included in Vornado's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, the Consolidated Financial Statements and notes thereto included in Mendik RELP's Annual Report on Form 10-K for the year ended December 31, 1997, and the Consolidated Financial Statements and notes thereto of Mendik RELP's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                      HISTORICAL
                                              ---------------------------
                                                              PREVIOUSLY
                                                              REPORTED       COMPANY        PRO FORMA          TOTAL
                                                VORNADO      ACQUISITIONS   PRO FORMA      ADJUSTMENTS       PRO FORMA
                                              -----------    ------------  -----------    --------------    -----------
ASSETS:
      Real estate, net                        $ 1,942,728     $ 600,000    $ 2,810,728    $ 104,000  (A)    $ 2,959,834
                                                                100,000                      45,106  (C)
                                                                168,000
      Cash and cash equivalents                   299,761      (187,000)        70,761      (30,000) (A)         70,761
                                                                (31,000)                     30,000  (B)
                                                                 44,000
                                                                (55,000)
      Investment in partially-owned
         entities, including investment in
         and advances to Alexander's              487,555        30,000        548,555      (19,106) (C)        529,449
                                                                 31,000
      Mortgage loans receivable                    91,163                       91,163                           91,163
      Receivable arising from straight-
         lining of rents                           27,776                       27,776                           27,776
      Other assets                                116,206                      116,206                          116,206
                                              -----------     ---------    -----------    ---------         -----------
                                              $ 2,965,189     $ 700,000    $ 3,665,189    $ 130,000         $ 3,795,189
                                              ===========     =========    ===========    =========         ===========

LIABILITIES:
      Notes and mortgages payable               $ 729,132     $ 327,000    $ 1,101,132     $ 39,000  (A)    $ 1,166,132
                                                                 45,000                      26,000  (C)
      Revolving credit facility                   656,000       168,000        423,000       30,000  (B)        453,000
                                                               (401,000)
      Deferred leasing fee income                  10,026                       10,026                           10,026
      Officer's deferred compensation
         payable                                   25,000                       25,000                           25,000
      Other liabilities                            52,052                       52,052                           52,052
                                              -----------     ---------    -----------    ---------         -----------
                                                1,472,210       139,000      1,611,210       95,000           1,706,210
                                              -----------     ---------    -----------    ---------         -----------
Minority interest of unitholders in the
      Operating Partnership                       178,965       116,000        294,965                          294,965
                                              -----------     ---------    -----------    ---------         -----------
EQUITY:
      Total equity                              1,314,014       401,000      1,759,014       35,000  (A)      1,794,014
                                                                 44,000
                                              -----------     ---------    -----------    ---------         -----------
                                              $ 2,965,189     $ 700,000    $ 3,665,189    $ 130,000         $ 3,795,189
                                              ===========     =========    ===========    =========         ===========

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            PREVIOUSLY                  HISTORICAL
                                              HISTORICAL     REPORTED      COMPANY       MENDIK       PRO FORMA           TOTAL
                                                VORNADO    ACQUISITIONS   PRO FORMA       RELP       ADJUSTMENTS        PRO FORMA
                                              ----------   ------------   ---------     ----------   -----------        ---------
REVENUES:
       Property rentals                        $ 72,365     $  43,549     $ 115,914     $   9,261     $     658  (D)    $125,833
       Expense reimbursements                    15,696         2,336        18,032            --            --           18,032
       Other income                               2,150         1,730         3,880            --            --            3,880
                                               --------     ---------     ---------     ---------     ---------         --------
                                                 90,211        47,615       137,826         9,261           658          147,745
                                               --------     ---------     ---------     ---------     ---------         --------
EXPENSES:
       Operating                                 34,153        22,566        56,719         4,797            --           61,516
       Depreciation and amortization             10,366         6,065        16,431            49           569  (E)      17,049
       General and administrative                 4,947            --         4,947            43            --            4,990
                                               --------     ---------     ---------     ---------     ---------         --------
                                                 49,466        28,631        78,097         4,889           569           83,555
                                               --------     ---------     ---------     ---------     ---------         --------
Operating income                                 40,745        18,984        59,729         4,372            89           64,190
       Income applicable to Alexander's           1,656            --         1,656            --            --            1,656
       Income from partially owned entities       3,920           474         4,394            --          (433) (F)       3,961
       Interest and other investment
          income                                  7,566          (515)        7,051            63            --            7,114
       Interest and debt expense                (19,823)       (3,374)      (23,197)       (1,387)         (488) (G)     (25,072)
       Minority interest of unitholders in
          the Operating Partnership              (2,577)       (1,797)       (4,374)         (955)          955  (H)      (4,943)
                                                                                                           (569) (I)
                                               --------     ---------     ---------     ---------     ---------         --------
Net income                                       31,487        13,772        45,259         2,093          (446)          46,906
Preferred stock dividends                        (5,423)           --        (5,423)           --            --           (5,423)
                                               --------     ---------     ---------     ---------     ---------         --------
Net income applicable to
   common shares                               $ 26,064     $  13,772     $  39,836     $   2,093     $    (446)        $ 41,483
                                               ========     =========     =========     =========     =========         ========

Net income per common share - basic
       (based on 72,165 shares and
       84,274 shares)                          $   0.36                                                                 $   0.49
                                               ========                                                                 ========
Net income per common share - diluted
       (based on 74,343 shares and
       86,462 shares)                          $   0.35                                                                 $   0.48
                                               ========                                                                 ========

     CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
            FOR THE QUARTER ENDED MARCH 31, 1998
                        (UNAUDITED)
      (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                            PREVIOUSLY                    HISTORICAL
                                             HISTORICAL      REPORTED        COMPANY        MENDIK      PRO FORMA       TOTAL
                                              VORNADO      ACQUISITIONS     PRO FORMA        RELP      ADJUSTMENTS    PRO FORMA
                                             ----------    ------------    -----------    ----------   -----------   -----------
OTHER DATA:
Funds from Operations (1):
       Net income applicable to
          common shares                      $  26,064     $    13,772     $    39,836     $ 2,093     $   (446)    $    41,483
       Depreciation and amortization
          of real property                      10,194           6,065          16,259          49          569          16,877
       Straight-lining of property rent
          escalations                           (2,292)         (3,253)         (5,545)       (485)        (714)         (6,744)
       Leasing fees received in excess
          of income recognized                     368              --             368          --           --             368
       Proportionate share of adjustments
          to income from equity
          investments to arrive at FFO          10,947             275          11,222          --          439          11,661
       Minority Interest in excess of
           preferential distributions             (353)           (945)         (1,298)       (167)          14          (1,451)
                                             ---------     -----------     -----------     -------     --------     -----------
                                             $  44,928     $    15,914     $    60,842     $ 1,490     $   (138)    $    62,194
                                             =========     ===========     ===========     =======     ========     ===========
CASH FLOW PROVIDED BY (USED IN):
         Operating activities                $  33,573     $    17,644     $    51,217     $   107     $     26     $    51,350
         Investing activities                $(543,865)    $(1,457,000)    $(2,000,865)    $  (115)    $(30,000)    $(2,030,980)
         Financing activities                $ 390,995     $ 1,434,000     $ 1,824,995     $    --     $ 35,000     $ 1,859,995

-----------

(1) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures employed by other REITs since a number of REITs, including the Company's, method of calculating funds from operations is different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified to adjust for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             PREVIOUSLY                  HISTORICAL
                                               HISTORICAL     REPORTED      COMPANY        MENDIK      PRO FORMA           TOTAL
                                                VORNADO     ACQUISITIONS   PRO FORMA        RELP      ADJUSTMENTS        PRO FORMA
                                               ----------   ------------   ---------     ----------   -----------        ---------
REVENUES:
       Property rentals                        $ 168,321     $ 280,815     $ 449,136     $  36,189     $   3,471  (J)    $ 488,796
       Expense reimbursements                     36,652        36,991        73,643            --            --            73,643
       Other income                                4,158        13,389        17,547         2,921        (2,921) (P)       17,547
                                               ---------     ---------     ---------     ---------     ---------         ---------
                                                 209,131       331,195       540,326        39,110           550           579,986
                                               ---------     ---------     ---------     ---------     ---------         ---------
EXPENSES:
       Operating                                  74,745       158,300       233,045        20,827            --           253,872
       Depreciation and amortization              22,983        43,745        66,728         5,247        (2,780) (K)       69,195
       General and administrative                 13,580         4,026        17,606           636            --            18,242
       Amortization of officer's deferred
          compensation expense                    22,917            --        22,917            --            --            22,917
                                               ---------     ---------     ---------     ---------     ---------         ---------
                                                 134,225       206,071       340,296        26,710        (2,780)          364,226
                                               ---------     ---------     ---------     ---------     ---------         ---------
Operating income                                  74,906       125,124       200,030        12,400         3,330           215,760
       Income applicable to Alexander's            7,873            --         7,873            --            --             7,873
       Income from partially owned entities        4,658         6,674        11,332            --          (672) (L)       10,660
       Interest and other investment
          income                                  23,767        (3,830)       19,937           245            --            20,182
       Interest and debt expense                 (42,888)      (57,967)     (100,855)       (6,162)       (1,950) (M)     (108,967)
       Minority interest of unitholders in
          the Operating Partnership               (7,293)       (9,010)      (16,303)       (1,370)        1,370  (N)      (17,147)
                                                                                                            (844) (O)
                                               ---------     ---------     ---------     ---------     ---------         ---------
Net income                                        61,023        60,991       122,014         5,113         1,234           128,361
Preferred stock dividends                        (15,549)       (5,137)      (20,686)           --            --           (20,686)
                                               ---------     ---------     ---------     ---------     ---------         ---------
Net income applicable to
   common shares                               $  45,474     $  55,854     $ 101,328     $   5,113     $   1,234         $ 107,675
                                               =========     =========     =========     =========     =========         =========

Net income per common share - basic
       (based on 55,098 shares and
       84,274 shares)                          $    0.83                                                                 $    1.28
                                               =========                                                                 =========
Net income per common share - diluted
       (based on 57,217 shares and
       86,462 shares)                          $    0.79                                                                 $    1.25
                                               =========                                                                 =========

     CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
            FOR THE YEAR ENDED DECEMBER 31, 1997
                        (UNAUDITED)
      (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              PREVIOUSLY                    HISTORICAL
                                             HISTORICAL        REPORTED        COMPANY        MENDIK      PRO FORMA       TOTAL
                                              VORNADO        ACQUISITIONS     PRO FORMA        RELP      ADJUSTMENTS    PRO FORMA
                                             -----------     ------------    -----------    ----------   -----------   -----------
OTHER DATA:
Funds from Operations (1):
       Net income applicable to
          common shares                      $    45,474     $    55,854     $   101,328     $ 5,113     $   1,234     $   107,675
       Depreciation and amortization
          of real property                        22,413          42,119          64,532       5,247        (2,780)         66,999
       Straight-lining of property rent
          escalations                             (3,359)        (26,131)        (29,490)       (738)       (3,002)        (33,230)
       Leasing fees received in excess
          of income recognized                     1,733              --           1,733          --            --           1,733
       Proportionate share of adjustments
          to income from equity
          investments to arrive at FFO             6,358          31,635          37,993          --         1,360          39,353
       Non-recurring lease cancellation
          income and write-off of related
          costs                                       --         (11,581)        (11,581)         --            --         (11,581)
       Minority interest in excess of
          preferential distributions                  --            (390)           (390)     (1,931)          677          (1,644)
                                             -----------     -----------     -----------     -------     ---------     -----------
                                             $    72,619     $    91,506     $   164,125     $ 7,691     $  (2,511)    $   169,305
                                             ===========     ===========     ===========     =======     =========     ===========

CASH FLOW PROVIDED BY (USED IN):
         Operating activities                $   110,754     $    77,446     $   188,200     $ 7,628     $  (2,511)    $   381,517
         Investing activities                $(1,064,484)    $(1,801,384)    $(2,865,868)    $(7,003)    $ (30,000)    $(2,902,871)
         Financing activities                $ 1,219,988     $ 1,665,384     $ 2,885,372     $  (566)    $  35,000     $ 2,919,806

-----------

(1) Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures employed by other REITs since a number of REITs, including the Company's, method of calculating funds from operations is different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified to adjust for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                (amounts in thousands, except per share amounts)


The column headed "Historical Mendik RELP" included in the Condensed Consolidated Pro Forma Income Statement for the quarter ended March 31, 1998 and the year ended December 31, 1997, includes the revenues and expenses from the Mendik RELP's Consolidated Statement of Operations for the three months ended March 31, 1998 as filed on Mendik RELP's Form 10-Q and the Consolidated Statement of Operations for the year ended December 31, 1997 as filed on Mendik RELP's Form 10-K. These amounts include the 40% interest in Two Park Avenue that is owned by Vornado and accordingly, adjustments are required to eliminate this equity investment. Such adjustments are included in the column headed "Pro Forma Adjustments".

The unaudited Condensed Consolidated Pro Forma Financial Statements were prepared to give pro forma effect to the proposed acquisition of the Mendik RELP Properties (330 West 34th Street, Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue), the previously reported completed acquisitions and investments or proposed acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street, the Merchandise Mart Group of Properties, 888 Seventh Avenue, 770 Broadway and additional interest in 570 Lexington Avenue (all included in the column headed "Previously Reported Acquisitions")) and the financings attributable thereto, for the period of time during 1998 prior to their acquisition. The Pro Forma data for certain previously completed acquisitions, which were disclosed in Form 8-K's previously filed with the Securities and Exchange Commission has been updated to (i) include information through March 31, 1998 and (ii) reflect pro forma adjustments to revenues for straight-line rents for the period, depreciation adjustments based upon the new basis of the acquired assets, interest expense on debt used to fund the acquisition and additional minority interest.

Acquisitions were consummated through subsidiaries or preferred stock affiliates of Vornado and were recorded under the purchase method of accounting. Net assets have been included in these financial statements since their respective dates of acquisition. The respective purchase costs were allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the initial valuations are subject to change as such information is finalized. Vornado believes that any such change will not be significant since the allocations were principally to real estate.

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                  (CONTINUED)
                (amounts in thousands, except per share amounts)

The following adjustments were required to give pro forma effect to the transactions being reported:

Pro Forma March 31, 1998 Balance Sheet:

         (A) Reflects the acquisition of 330 West 34th Street, the Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue for approximately $104 million, consisting of $30 million in cash, the issuance of $35 million of common shares (based upon an assumed price of $37.00 per share) and assumed debt of $39 million on the Two Park Avenue Property.

         (B) Reflects borrowings under the revolving credit facility to fund the cash portion of the purchase price.

         (C) Reflects the reclassification of the equity investment in the original 40% interest in Two Park Avenue into its balance sheet components.

Pro Forma March 31, 1998 Income Statement:

         (D) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

         (E) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP income statement.

         (F) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in Vornado's historical income statement.

         (G) To record interest expense from borrowings on the revolving credit facility used to finance the cash portion of the acquisition at an assumed borrowing rate of 6.5%.

         (H)      To eliminate historical minority interest in the Mendik RELP.

         (I) To record incremental income allocable to minority interest holders.

Pro Forma December 31, 1998 Income Statement

         (J) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

         (K) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP income statement.

         (L) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in Vornado's historical income statement.

         (M) To record interest expense from borrowings on the revolving credit facility used to finance the cash portion of the acquisition at an assumed borrowing rate of 6.5%.

         (N)      To eliminate historical minority interest in the Mendik RELP.

         (O) To record incremental income allocable to minority interest holders.

         (P) To eliminate gain which would not be a part of the proposed future operations of the properties being acquired.

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                  (CONTINUED)
                (amounts in thousands, except per share amounts)


The pro forma adjustments as described above reflect the use of $30,000 in cash for the purchase of the Saxon Woods Corporate Center and 340 West 34th Street and the issuance $35,000 of common shares to finance the acquisition of the additional 60% interest in Two Park Avenue. This allocation is based upon preliminary information. At closing, if $65,000 of cash is used to finance the entire transaction and no shares are issued, pro forma net income would be $41,275 ($.48 per diluted share) and $105,400 ($1.23 per diluted share) for the three months ended March 31, 1998 and the year ended December 31, 1997

                              VORNADO REALTY TRUST

                                   SIGNATURES






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      VORNADO REALTY TRUST
                                                    --------------------------
                                                           (Registrant)



Date: August 12, 1998                                   /s/ Irwin Goldberg
                                                    --------------------------
                                                          IRWIN GOLDBERG
                                                          Vice President,
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS




      EXHIBIT NO.                    EXHIBIT
      -----------                    -------

         10 Item 14 of Form 10-K of Mendik Real Estate Limited Partnership for the year ended December 31, 1997

         10.1 Item 1 of Form 10-Q of Mendik Real Estate Limited Partnership for the three months ended March 31, 1998

         23       Consent of KPMG Peat Marwick LLP